UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 25, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

001-03523	Westar Energy, Inc.	48-0290150
(a Kansas corporation)
818 South Kansas Avenue
Topeka, Kansas 66612
(785) 575-6300

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	Kansas City Power & Light Company	44-0308720
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is provided by the following registrants:  Evergy, Inc. (“Evergy”), Westar Energy, Inc. (“Westar”) and Kansas City Power & Light Company (“KCP&L”).  Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director

On March 25, 2019, the Board of Directors of each of Evergy, Westar and KCP&L adopted a resolution increasing the number of directors from fourteen to fifteen, and appointed John A. Stall to fill the newly-created directorship, effective March 25, 2019.  Mr. Stall was also appointed to the Nuclear, Operations, and Environmental Oversight Committee of the Evergy Board of Directors, effective on the same date.  Mr. Stall is an independent member of the board of directors of Wolf Creek Nuclear Operating Corporation, which operates Evergy’s Wolf Creek nuclear generating station. Additional biographical information for Mr. Stall is contained on page 17 of Evergy’s proxy statement for its 2019 annual meeting of shareholders (filed with the Securities and Exchange Commission on March 25, 2019).  Mr. Stall has been nominated by the Evergy Board of Directors for election by Evergy’s shareholders at the 2019 annual meeting of shareholders.

Mr. Stall will participate in the compensation, benefit and other plans and arrangements for non-employee directors as described starting on page 29 of Evergy’s proxy statement for its 2019 annual meeting of shareholders.  Evergy also entered into an indemnification agreement with Mr. Stall in the same form as has been entered into with other directors and officers, which was filed as Exhibit 10.2 to the Current Report on Form 10-Q filed on November 7, 2018.  The indemnification agreement provides indemnification to the extent allowed under Missouri law.

Other than the foregoing matters, there is no arrangement or understanding between Mr. Stall and any other persons pursuant to which Mr. Stall was selected as a director, nor are there any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A press release announcing his appointment is attached hereto as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the appointment of Mr. Stall, KCP&L amended and restated its by-laws to accommodate a larger board size and to make certain changes to conform KCP&L’s by-laws to those of Westar. KCP&L’s Amended and Restated By-laws are attached hereto as Exhibits 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated By-laws of Kansas City Power & Light Company.
99.1	Press Release dated March 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Westar Energy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Kansas City Power & Light Company

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: March 25, 2019